UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016 (January 28, 2016)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 450 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	202-524-6851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 28, 2016, Global Medial REIT Inc. (the “Company”) closed an Asset Purchase Agreement (the “Agreement”) with an unrelated party Star Medreal, LLC, a Texas limited liability company, to acquire an approximately 24,000 square foot, eight (8) bed acute hospital facility located in Plano, Texas, along with all real property and improvements thereto for approximately $17.5 million. The property was leased back via an absolute triple-net lease agreement that expires in 2036. The tenant is Star Medical Center, LLC and Lumin Health, LLC serves as guarantor. Lumin Health, LLC is an affiliate and management company for Star Medical Center, LLC. The tenant has two successive options to renew the lease for ten (10) year periods on the same terms and conditions as the primary non-revocable lease term with the exception of rent, which will be computed at then prevailing fair market value as determined by an appraisal process defined in the lease. The terms of the lease also provide for a tenant allowance up to $2.75 million for a 6,400 square foot expansion to be paid by the Company.

This Current Report on Form 8-K/A amends Item 9.01 of the original Form 8-K filed on February 3, 2016 to present certain financial information of Star Medical Center, LLC, the tenant.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited balance sheets as of December 31, 2015 and 2014 of Star Medical Center, LLC, and the statements of operations, statements of changes in members’ equity, and statements of cash flows for the years ended December 31, 2015 and 2014, the notes to financial statements and the Independent Auditor’s Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheet as of March 31, 2016 of Star Medical Center, LLC, and the statement of operations, statement of changes in members’ equity, and statement of cash flows for the quarter ended March 31, 2016, and the notes to financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro-forma Financial Information

Not applicable.

(d)	Exhibits

23.1	Consent of CPWR, LLP

99.1	Audited balance sheets as of December 31, 2015 and 2014 of Star Medical Center, LLC, and the statements of operations, statements of changes in members’ equity, and statements of cash flows for the years ended December 31, 2015 and 2014, the notes to financial statements and the Independent Auditor’s Report.

99.2	Unaudited balance sheet as of March 31, 2016 of Star Medical Center, LLC, and the statement of operations, statement of changes in members’ equity, and statement of cash flows for the quarter ended March 31, 2016, and the notes to financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

Date: July 19, 2016	By:	/s/ David Young
David Young
Chief Executive Officer (Principal Executive Officer)